Promissory Note Payable	12 Months Ended
Mar. 31, 2021
Promissory Note Payable [Abstract]
Promissory Note Payable

15. Promissory Note Payable

During the year ended March 31, 2017, the Company issued a $594,000 promissory note (the "Note") to the City of Porterville to acquire land (Note 9). The Note bears interest at 2.0% per annum and is payable in blended monthly installments of $5,463, which began on November 1, 2016. The monthly installments will occur for five years, at which point a balloon payment of $311,764 is due and payable. The Note is secured by an interest in the land in favour of the City of Porterville. The current portion of the promissory note payable is $346,166 (2020 - $58,038), and the long-term portion is nil (2020 - $346,158).

During the year ended March 31, 2021, the Company incurred $7,530 (March 31, 2020 - $8,621, March 31, 2019 - $9,788) of interest on the Note. This amount is included in Interest and accretion on the Consolidated Statements of Operations.